Exhibit 10.9

December 27, 2018

Energy Resources 12, L.P
Energy Resources 12 Operating Company (collectively, the "Borrowers")
5815 N. Western Avenue
Oklahoma City, OK 73118

Gentlemen.

Simmons Bank, as administrative agent for the Lenders signatory below, hereby agrees to amend existing Section 6.28 of the Revolver Loan Agreement between and among Borrowers, the Administrative Agent and the Lenders signatory party thereto dated August 31, 2018 (as amended, restated or otherwise modified from time to time, the "Revolver Agreement") to provide that the minimum hedging requirement is fifty percent (50%) of Borrowers' oil and gas monthly production initially based upon that certain reserve report prepared for Lenders by Schaper International Petroleum Consulting, LLC in connection with the closing of the Loan on a rolling eighteen (18) month basis through the Revolver Final Maturity Date (with engineering report(s) to be updated every six (6) months), and thereby eliminating, effective as of November 1, 2018, the initial eighty percent (80%) minimum hedging requirement and the requirement that Borrower comply with the minimum hedging requirement at eighty percent (80%) until March 31, 2019.

Please indicate your acceptance of this letter agreement where indicated below. This letter agreement is a Loan Document as defined in the Revolver Agreement and may be executed in multiple counterparts, each of which shall be deemed an original.

All other terms and provisions of the Revolver Agreement remain in full force and effect.

Simmons Bank By: /s/ Chris Mostek Chris Mostek Senior Vice President Agent and Lender

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The foregoing letter agreement is accepted and agreed to by each of the undersigned Borrowers, as of the 27th day of December, 2018:

Energy Resources 12, L.P.

By:      /s/ David S. McKenney

David S. McKenney

Chief Financial Officer

Energy Resources Operating Company, LLC

By:      /s/ David S. McKenney

David S. McKenney

Chief Financial Officer

The foregoing letter agreement is accepted and agreed to by each of the undersigned Lenders to the Revolver Agreement, effective as of the 27th day of December, 2018.

Arvest Bank

By:      /s/ S. Matt Condry

S. Matt Condry,

Vice President-Commercial Banking

West Texas National Bank

By:      /s/ Thomas E. Stelmar, Jr.

Thomas E. Stelmar, Jr.

Senior Vice President